POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 11, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares KBW Regional Banking Portfolio

Effective after the close of markets on June 19, 2015 (“the “Effective Date”), the name and methodology of the KBW Regional Banking Index, the underlying index (“Underlying Index”) of the PowerShares KBW Regional Banking Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

All references in the Summary Prospectus to the KBW Regional Banking Index are revised to reflect the KBW Nasdaq Regional Banking Index and all references to KBW are revised to reflect KBW Nasdaq.

On page 1, the reference to “a float-adjusted, equal capitalization-weighted index” in the second sentence of the section titled “Principal Investment Strategies” is revised to read as follows: “a modified-market capitalization-weighted index”.

Please Retain This Supplement for Future Reference.

P-KBWR-SUMPRO-1 SUP-1 061115